Exhibit 25.1



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                            13-5160382
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

1 Wall Street                                                            10286
New York, New York                                                  (Zip Code)
(Address of principal executive offices)


                               Michael Shepherd
                                General Counsel
                                One Wall Street
                                  15th Floor
                           New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)
                ----------------------------------------------
                           GRANITE MASTER ISSUER PLC

              (Exact name of obligor as specified in its charter)

England and Wales                                             (I.R.S. employer
(State or other jurisdiction of                            identification No.)
incorporation or organization)

Fifth Floor, 100 Wood Street
London EC2V 7EX
011-44-20-7606 5451
(Address of principal executive offices)                            (Zip Code)

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Issues from time to time of Class A, Class B, Class M, Class C and Class D Notes

                      (Title of the indenture securities)
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

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

              New York Clearing House AssociationNew York, New York 10005

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.



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

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parantheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the `Act') and 17 C.F.R. 229.10(d)

          1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
                Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

          2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

          4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

          5.    Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.    Not applicable.

          9.    Not applicable.



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

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 20th March, 2006.




                                                     THE BANK OF NEW YORK

                                                     By: /s/ Karl Burgess



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

                             Exhibit 7 to Form T-1



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                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.........................................               $3,361,000
    Interest-bearing balances........................                7,528,000
Securities:
  Held-to-maturity securities........................                1,977,000
  Available-for-sale securities......................               22,664,000
Federal funds sold and securities purchased
  under agreements to resell
  Federal funds sold in domestic offices.............                  809,000
  Securities purchased under agreements to
  resell.............................................                  309,000
Loans and lease financing receivables:
  Loans and leases held for sale.....................                        0
  Loans and leases, net of unearned
    income...........................................               33,263,000
  LESS: Allowance for loan and
    lease losses.....................................                  408,000
  Loans and leases, net of unearned
    income and allowance.............................               32,855,000
Trading assets.......................................                5,625,000
Premises and fixed assets (including capitalized
  leases)............................................                  821,000
Other real estate owned..............................                        0
Investments in unconsolidated subsidiaries and
  associated companies...............................                  283,000
Customers' liability to this bank on acceptances
  outstanding........................................                  117,000
Intangible assets:
  Goodwill...........................................                2,138,000
  Other intangible assets............................                  764,000
Other assets.........................................                6,617,000
                                                                 -------------
Total assets.........................................              $85,868,000
                                                                 =============
LIABILITIES
Deposits:
  In domestic offices................................              $38,100,000
  Noninterest-bearing................................               18,123,000
  Interest-bearing...................................               19,977,000
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...........................               27,218,000



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

  Noninterest-bearing................................                  383,000
  Interest-bearing...................................               26,835,000
Federal funds purchased and securities sold under
    agreements to repurchase
  Federal funds purchased in domestic
    offices..........................................                  844,000
  Securities sold under agreements to
    repurchase.......................................                  118,000
Trading liabilities..................................                2,555,000
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases)..........................                1,327,000
Not applicable
Bank's liability on acceptances executed and
  outstanding........................................                  119,000
Subordinated notes and debentures....................                1,955,000
Other liabilities....................................                5,119,000
                                                                 -------------
Total liabilities....................................              $77,355,000
                                                                 =============
Minority interest in consolidated
  subsidiaries.......................................                  139,000

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus............................................                        0
Common stock.........................................                1,135,000
Surplus (exclude all surplus related to preferred
  stock).............................................                2,097,000
Retained earnings....................................                5,256,000
Accumulated other comprehensive income...............                 -114,000
Other equity capital components......................                        0
Total equity capital.................................                8,374,000
                                                                 -------------
Total liabilities, minority interest, and equity
  capital............................................              $85,868,000
                                                                 =============


         I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                      Thomas J. Mastro,
                               Executive Vice President and Comptroller
         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                      ----
Thomas A. Renyi          |
Gerald L. Hassell        |                         Directors
                         |
                         |
                      ----

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